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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                            June 15, 1998  (June 15, 1998)
                           --------------------------------
                   Date of Report (Date of Earliest Event Reported)


                                 WAVETEK CORPORATION
                                 --------------------
                (Exact Name of Registrant As Specified In Its Charter)


                                       DELAWARE
                                       --------
            (State or Other Jurisdiction of Incorporation or Organization)

               333-32195                          33-0457664
               ---------                          ----------
        (Commission File Number)      (IRS Employer Identification No.)

                           11995 El Camino Real, Suite 301
                             San Diego, California 92130
                       ----------------------------------------
                  (Address of Principal Executive Offices)(Zip Code)

                                    (619) 793-2300
                                    --------------
                 (Registrant's Telephone Number, including Area Code)


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ITEM 5.  OTHER EVENTS.

     On June 15, 1998, Wavetek Corporation and Wandel & Goltermann Management Holding GmbH jointly announced that definitive agreements to merge their two companies have been signed.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     The Registrant hereby files the following exhibit to its Registration Statement on Form S-4 (No. 333-32195):

Exhibit
Number    Description
------    -----------

99.1      Press Release, dated June 15, 1998


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: June 15, 1998

                                        WAVETEK CORPORATION


                                   By:   /s/ Vickie L. Capps
                                        --------------------------------
                                   Name:     Vickie L. Capps
                                   Title:    Chief Financial Officer


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